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                          LIR PREMIER MONEY MARKET FUND
                     LIR PREMIER TAX-FREE MONEY MARKET FUND

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 12, 2001



                                                             September 13, 2001

Dear Investor,

         The purpose of this supplement is to revise certain disclosure contained in the funds' prospectus:

         The last paragraph on page 13 is revised to read as follows: "The net asset value per share for each fund typically is determined once each business day at noon, Eastern time. Your price for buying and selling your shares will be the net asset value that is next calculated after a fund accepts your order."

                                                            Item # ZS-116